FRANKLIN
REAL ESTATE
SECURITIES FUND

Franklin Real Estate Securities Trust

PROSPECTUS             September 1, 1995
as amended March 19, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

Franklin Real Estate Securities Fund (the "Fund") is a non-diversified series of Franklin Real Estate Securities Trust ("Trust"), an open-end management investment company, with the investment objective of maximizing total return. In connection with this objective, the Fund will invest primarily in securities of companies operating in the real estate industry. Under normal circumstances at least 65% of the Fund's total assets will be invested in real estate securities, primarily equity real estate investment trusts ("REITs"). The Fund may also invest in equity securities issued by home builders and developers and in debt and convertible securities issued by REITs, home builders and developers.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Fund, dated September 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

The Fund offers two classes of shares: Franklin Real Estate Securities Fund - Class I ("Class I") and Franklin Real Estate Securities Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of the Fund - Differences Between Class I and Class II."

CONTENTS                                                   PAGE

Expense Table............................................     2
Financial Highlights.....................................     4
About the Fund...........................................     4
Investment Objective
and Policies of the Fund.................................     5
Management of the Fund...................................    13
Distributions to Shareholders............................    15
Taxation of the Fund and Its Shareholders................    17
How to Buy Shares of the Fund............................    18
Other Programs and Privileges
Available to Fund Shareholders...........................    24
Exchange Privilege.......................................    26
How to Sell Shares of the Fund...........................    30
Telephone Transactions...................................    34
Valuation of Fund Shares.................................    35
How to Get Information Regarding
an Investment in the Fund................................    35
Performance..............................................    36
General Information......................................    37
Account Registrations....................................    38
Important Notice Regarding
Taxpayer IRS Certifications..............................    39
Portfolio Operations.....................................    40
Appendix.................................................    40

Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. The figures for both classes of shares are based on the aggregate operating expenses of the Class I shares before fee waivers and expense reductions for the fiscal year ended April 30, 1995.

                                                     Class I        Class II

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)......................4.50%      1.00%+
Deferred Sales Charge...................................NONE++      1.00%+++
Exchange Fee (per transaction)..........................$5.00++++  $5.00++++

                                                        Class I     Class II

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees........................................ 0.63%**      0.63%**
Rule 12b-1 Fees........................................ 0.20%*       1.00%*
Other Expenses......................................... 0.57%        0.57%
Total Fund Operating Expenses.......................... 1.40%**      2.20%**

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. (See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.)

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

++++$5.00 fee imposed only on Market Timers as described under "Exchange Privilege." All other exchanges are processed without a fee.

*The maximum amount of Rule 12b-1 fees allowed pursuant to the Class I distribution plan is 0.25%. See "Management of the Fund Plans of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

**Represents the management fee before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive all of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, the Fund paid no management fees, and total operating expenses represented 0.25% of the average net assets of Fund shares. "Other Expenses" for Class II shares are estimates based on the actual expenses incurred by Class I shares for the fiscal year ended April 30, 1995.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                           One Year    Three Years  Five Years   Ten Years
Class I*................      $59          $87         $118        $205
Class II................      $42          $78         $127        $261

*Assumes that a contingent deferred sales charge will not apply to Class I shares.

A shareholder would incur the following expenses on the same investment in Class II shares, assuming no redemption.

                         One Year    Three Years  Five Years   Ten Years

Class II                    $32          $78         $127        $261

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the financial highlights for a Class I share of the Fund. The information for the period January 3, 1994 (effective date of registration) through April 30, 1994, and the fiscal year ended April 30, 1995, has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated April 30, 1995. Information regarding Class II shares will be included in this table after they have been offered to the public for a reasonable period of time. See the discussion "Reports to Shareholders" under "General Information" in this Prospectus.



                     Per Share Operating Performance                                          Ratios/Supplemental Data

                                                                                                   Ratio of Ex-
         Net                                                                                    penses to Aver-   Ratio
        Asset               Net        Total    Distri-                                         age Net Assets   of Net
      Value at    Net   Realized &     From     butions  Net Asset        Net Assets   Ratio of   (Excluding   Investment
Year   Begin-   Invest- Unrealized    Invest-  From Net    Value            at End     Expenses   Waiver and     Income   Portfolio
Ended   ning     ment    Gains on      ment   Investment  at End    Total   of Year   to Average  Payment by   to Average  Turnover
April  of Year  Income  Securities  Operations  Income    of Year Return**(in 000's)  Net Assets  Manager)++   Net Assets    Rate
30
1994*  $10.00    $0.06    $ 0.86    $ 0.92       --     $(10.92)    9.20%  $  5,634     0.25%+     2.91%+       3.19%+     --%
1995    10.92     0.39     (0.45)    (0.06)    (0.28)     10.58    (0.48)    16,694     0.25       1.40         4.86      3.74

*January 3, 1994 (effective date of registration) to April 30, 1995.

**Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum front-end sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

+Annualized.

++During the periods indicated, the investment manager agreed in advance to waive its management fees and made certain payments of other expenses.

ABOUT THE FUND

Franklin Real Estate Securities Trust is an open-end management investment company, commonly called a "mutual fund," which is registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust is a Delaware business trust, organized on September 14, 1993. The Fund has two classes of shares of beneficial interest ("multiclass" structure) with a par value of $.01 per share: Franklin Real Estate Securities Fund - Class I and Franklin Real Estate Securities Fund - Class II. All Fund shares outstanding before May 1, 1995, have been redesignated as Class I shares, and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information Organization and Voting Rights."

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Fund's investment objective is to maximize total return. In connection with this objective, the Fund will invest primarily in securities of companies operating in the real estate industry. The Fund's objective is a fundamental policy and may not be changed without shareholder approval. Under normal circumstances at least 65% of the Fund's total assets will be invested in real estate securities, primarily equity real estate investment trusts. The Fund may also invest in equity securities issued by home builders and developers and in debt and convertible securities issued by REITs, home builders and developers. Under ordinary market conditions, the Fund will seek to achieve maximum total return. The Fund will seek to accomplish this objective in the context of its policy of investing primarily in the equity securities of companies operating in the real estate industry.

"Real estate securities" include equity, convertible and debt securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

2. Companies, such as home builders and developers, having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial or industrial real estate.

The Fund will invest primarily in equity real estate securities of companies listed on a securities exchange or over-the-counter markets. The Fund will invest more than 25% of its total assets in the real estate industry as described above.

The Fund may enter into repurchase agreements, loan its portfolio securities, and engage in other activities which are discussed more fully below under "Some of the Fund's Other Investment Policies."

RISK FACTORS/SPECIAL CONSIDERATIONS RELATING TO THE FUND'S INVESTMENTS IN REAL ESTATE SECURITIES

An investment in the Fund will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks.

In addition, equity REITs will be affected by changes in the value of the underlying property owned by the trusts, while a mortgage real estate investment trust will be affected by the quality of the properties to which it has extended credit. Equity and mortgage real estate investment trusts are dependent upon the REITs' management skill, may not be diversified and are subject to the risks of financing projects. Because the Fund invests primarily in the real estate industry, it could conceivably own real estate directly as a result of a default on debt securities it may own. If the Fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. Changes in prevailing interest rates also will inversely affect the value of the debt securities in which the Fund will invest. By investing in real estate investment trusts indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the real estate investment trusts.

The Fund is non-diversified under the federal securities laws. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. However, the Fund intends to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Fund will not purchase securities if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer.

SOME OF THE FUND'S OTHER INVESTMENT POLICIES

To maximize the return on uninvested cash, as well as for other specified purposes, the Fund may invest up to 35% of its assets in a combination of the following types of investments subject to the same limitations regarding ratings previously discussed.

Real Estate Related Investments. In addition to the Fund's investments in real estate securities, as defined above, the Fund may also invest a portion of its assets in debt or equity securities of issuers engaged in businesses closely related to the real estate industry and publicly traded on an exchange or in the over-the-counter market, including companies whose products and services are closely related to the real estate industry, such as manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

Short-Term Investments. The Fund may invest its cash, including cash resulting from purchases and sales of Fund shares, in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents and, subject to the terms of an order of exemption from the SEC, the shares of affiliated money market funds that invest primarily in short-term debt securities. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

Repurchase Agreements. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Trust's Board of Trustees and will be held pursuant to a written agreement.

Borrowing. As a fundamental policy, the Fund does not borrow money or mortgage or pledge any of the assets of the Fund, except that the Fund may borrow up to 10% of its total asset value to meet redemption requests and for other temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities, and include illiquid equity securities, illiquid securities with legal or contractual restriction on resale, repurchase agreements of more than seven days duration, illiquid real estate investment trusts, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the net assets of the Fund. The Trust's Board of Trustees has authorized the Fund to invest in restricted securities (which might otherwise be considered illiquid) where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid (and thus not subject to the foregoing 10% limitation), to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. The Trust's Board of Trustees will review the investment manager's determinations of liquidity, retain ultimate responsibility for such determinations and will consider appropriate action, consistent with the Fund's objective and policies, if a security should become illiquid subsequent to its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers are no longer interested in purchasing these securities or the market for these securities contracts. See "The Fund's Investment Objective and Restrictions - Short-term Investments," in the SAI.

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Options and Financial Futures. The Fund may write covered put and call options and purchase put and call options which trade on securities exchanges and in the over-the-counter market in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Transactions in options are generally considered "derivative securities." Pending receipt of a waiver of applicable requirements from state securities regulators, the Fund will not engage in options in the over-the-counter market. The Fund may purchase and sell futures and options on futures with respect to securities and securities indices and purchase futures and options to "close-out" futures and options it may have written. Additionally, the Fund may sell futures and options to "close out" futures and options it may have purchased. The Fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets (taken at current value). The Fund will not engage in any stock options or stock index options if the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets.

The Fund's options and futures investments involve certain risks. Such risks include the risks that the effectiveness of an options and futures strategy depends on the degree to which price movements in the underlying index or securities correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation which would result in a loss on both such securities and the option or future.

Positions in exchange traded options and futures may be closed out only on an exchange which provides a secondary market. There may not always be a liquid secondary market for a futures or option contract at a time when the Fund seeks to "close out" its position. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time.

The Fund understands the current position of the staff of the SEC to be that purchased over-the-counter options ("OTC" options) are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund disagrees with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

In addition, adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

The Fund's investment in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. These securities also require the application of complex and special tax rules and elections, more information about which is included in the SAI.

Convertible and Debt Securities. A portion of the Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities within the top three categories (e.g., AAA, AA and A by Standard & Poor's Corporation ["S&P"] or Aaa, Aa or A by Moody's Investors Service ["Moody's"]) comprise what are known as high-grade securities and are regarded as having a strong capacity to pay dividends. Medium-grade convertible and debt securities (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay dividends but with greater vulnerability to adverse economic conditions and some speculative characteristics. See the Appendix to this Prospectus for a description of these ratings. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated; however, the Fund will not acquire such securities rated lower than B by Moody's or S&P or that are not rated but determined by the investment manager to be of comparable quality. Lower rated securities, those rated BB or lower by S&P or Ba or lower by Moody's, are considered by S&P and Moody's, on balance, to be predominantly speculative with respect to capacity to pay preferred stock dividends or principal or interest, as the case may be, in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high yield bonds, commonly referred to as "junk bonds." The Fund does not intend to invest more than 10% of its entire portfolio in such high risk, high yield bonds.

Generally, when interest rates rise, the value of the Fund's convertible and debt investments will decline. Conversely, when rates fall, the value of such investments may rise. As a result, the value of the Fund's shares and the dividends per share paid by the Fund may fluctuate.

The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity).Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features; they are company issued convertible preferred stock, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

When-Issued and Delayed Delivery Transactions. The Fund may purchase debt obligations on a "when-issued" or "delayed delivery" basis. Such securities are subject to market fluctuations prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. When the Fund is the buyer in such transactions, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Fund may miss a price or yield considered advantageous. See the SAI for additional information.

Foreign Securities. The Fund may also invest in foreign securities not publicly traded in the United States. It is, however, the Fund's current investment strategy to limit such investments to less than 5% of the Fund's net assets.

RISK FACTORS RELATING TO THE FUND'S INVESTMENTS IN LOWER-RATED CONVERTIBLE AND DEBT SECURITIES

The Fund's investments in convertible and debt securities rated below investment grade and in unrated securities of comparable quality (referred to in this discussion as "lower-rated" securities) have credit characteristics similar to lower-rated bonds. The market values of lower-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Even securities rated BBB or Baa by S&P and Moody's, respectively, ratings which are considered investment grade, possess some speculative characteristics.

Companies that issue lower-rated, convertible and debt securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. An economic downturn may disrupt the market for lower-rated securities and adversely affect the value of outstanding convertible and debt securities and the ability of issuers of such securities to pay dividends, or principal or interest, as the case may be. Any one of these negative developments may cause the market value of a lower-rated security to decline, and such decline will be reflected in the value of the Fund's shares. At the extreme, if an issuer is unable to meet these obligations, the issue may go into default or bankruptcy and the Fund may lose all, or a significant portion, of its investment.

The Fund may have difficulty disposing of certain lower-rated convertible and debt securities because there may be a thin trading market for a particular security at any given time. The market for lower-rated convertible and debt securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for lower-rated, convertible and debt securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "Valuation of Fund Shares.")

The Fund is authorized to acquire lower-rated, convertible and debt securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. Many recently issued lower-rated securities have been sold with registration rights, covenants and penalty provisions for delayed registration. If the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire lower-rated convertible and debt securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

Certain provisions of federal income tax law place limitations on the use of high yielding securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or limit the deductibility of interest payments on such securities. This legislation could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general.

Factors adversely impacting the market value of lower-rated securities will adversely impact the Fund's net asset value. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The prices of many lower-rated securities may also be depressed by adverse publicity regarding such securities, such as the publicity which appeared during 1989 and 1990, or by poor general economic conditions, such as the economic slowdown which occurred during 1991 and continued for some period thereafter.

CONVERSION TO MASTER/FEEDER FUND STRUCTURE

Currently, in seeking to accomplish its objective of maximizing total return, the Fund invests directly in a portfolio of equity securities of companies primarily engaged in the real estate industry, and in debt and convertible securities issued by such companies. Certain funds administered by the investment manager participate as feeder funds in master/feeder fund structures. Under a master/ feeder structure, one or more feeder funds, such as the Fund, invests its assets in a master fund which, in turn, invests its assets directly in the securities. The Fund hereby reserves the right to convert to a master/feeder fund structure at a future date. Various state governments have adopted the North American Securities Administrators Association Guidelines for registration of master/feeder funds. If required by those guidelines, as then in effect, the Fund will seek shareholder approval prior to converting the Fund to a master/feeder structure, subject to there not being adopted a superseding contrary provision or ruling under federal law. If it is determined by the requisite regulatory authorities that such approval is not required, shareholders will be deemed to have consented to such conversion by their purchase of Fund shares and no further shareholder approval will be sought or needed. Shareholders will, however, be informed in writing in advance of the conversion. The determination to convert the Fund to a master/feeder fund structure will not result in an increase in the fees or expenses paid by the Fund or its shareholders. The investment objective and other fundamental policies of the Fund, which can be changed only with shareholder approval, are structured so as to permit the Fund to invest directly in securities or indirectly in securities through a master/feeder fund structure.

HOW SHAREHOLDERS PARTICIPATE IN  THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund. In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets, as well.

To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

MANAGEMENT OF THE FUND

The Board of Trustees (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Trust who are responsible for administering the Fund's day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.

In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment policies and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics.

During the fiscal year ended April 30, 1995, management fees, before any advance waiver, totaled 0.625% of average net assets of the Fund. Total operating expenses, including management fees, before any advance waiver, totaled 1.40% of the average net assets of the Fund. Pursuant to an agreement by Advisers to waive its fees, the Fund paid no management fees and paid operating expenses totaling 0.25% of the average net assets of the Fund. This arrangement may be terminated by the Manager at any time upon notice to the Fund's Board.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/ Templeton Investor Services, Inc. ("Investor Services") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLANS OF DISTRIBUTION

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distributing or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.

The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.25% per annum of Class I's average daily net assets payable on a quarterly basis. All expenses of distribution in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.75% per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the purchase price of Class II shares to securities dealers who initiate and are responsible for such purchases. During the first year following such purchases, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of the Class I Plan's fees, please see the SAI.

DISTRIBUTIONS TO SHAREHOLDERS

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The Fund invests primarily in REITs, which generally pay ordinary income dividends and return of capital distributions to the Fund. Consistent with the investment objectives and policies of the Fund, the Fund will generally distribute the ordinary income dividends to its shareholders and retain the return of capital distributions received from its investments.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTIONS TO EACH CLASS OF SHARES

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

DISTRIBUTION DATE

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends annually in December for shareholders of record on the first business day preceding the 15th of the month, payable on or about the last business day of December. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of the shareholder's investment, it may be taxable as dividend income or capital gain.

Distribution Options

Shareholders may choose to receive their distributions from the Fund in any of these ways:

1. Purchase additional shares of the Fund - Shareholders may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. Shareholders who own Class II shares may also reinvest their distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase a shareholder's earnings base.

2. Purchase shares of other Franklin Templeton Funds - Shareholders may direct their distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Shareholders who own Class II shares may also direct their distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - Shareholders may choose to receive dividends, or both dividend and capital gain distributions in cash. Shareholders may have the money sent directly to them, to another person, or to a checking account. Shareholders choosing to send the money to a checking account should see "Electronic Fund Transfers" below.

To select one of these options, complete sections 6 and 7 of the Shareholder Application included with this Prospectus or the shareholder's investment representative may be notified of the option preferred. If no option is selected, dividend and capital gain distributions will be automatically reinvested in the same class of the Fund. Shareholders may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

TAXATION OF THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its net income and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

For corporate shareholders, only a small portion, if any, of the distributions received by the Fund will generally qualify for the corporate dividends-received deduction due to the Fund's primary investment in equity securities of REITs and debt obligations.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions. As previously stated, the Fund will generally retain the return of capital distributions received from its investments; however, if these distributions are in turn paid to Fund shareholders, then such shareholders will receive nontaxable return of capital distributions, which reduce the cost basis of Fund shares for purposes of computing gain or loss on the redemption or other disposition of Fund shares.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions. Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of the Fund and distributions and redemption proceeds received from the Fund.

How to Buy Shares of the Fund

An investor may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If a shareholder is buying shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open an account, an investor may contact an investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with their check. An investor should indicate which class of shares they want to buy. If an investor fails to specify a class, the investors purchase will automatically be invested in Class I shares.

Deciding Which Class to Buy

When deciding which class of shares to buy, an investor should consider a number of factors, including the amount the investor expects to invest and the length of time the investor expects to hold the investment. If the investor plans to invest $1 million or more in a single payment or if the investor qualifies to buy Class I shares at net asset value, Class II shares may not be purchased.

Generally, an investor should consider buying Class I shares if:

o the investor expects to invest in the Fund over the long term;

o the investor qualifies to buy Class I shares at a reduced sales charge; or

o the investor intends to purchase $1 million or more over time.

An investor should consider Class II shares if:

o the investor expects to invest less than $100,000 in Franklin Templeton Funds; and

o the investor intends to make substantial redemptions within approximately six years or less of investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees, which accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If an investor qualifies to buy Class I shares at a reduced sales charge based upon the size of their purchase or through our Letter of Intent or Rights of Accumulation programs, but intend to hold their shares less than approximately six years, the investor should evaluate whether it is more economical for the investor to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for an investor to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a contingent deferred sales charge. Any purchase of $1 million or more will therefore be automatically invested in Class I shares. An investor may accumulate more than $1 million in Class II shares through purchases over time, but if the investor intends to do this the investor should determine whether it would be more beneficial to buy Class I shares through a Letter of Intent.

All of these factors should be considered before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

Purchase Price of Fund Shares

Shares may be purchased at the public offering price of the class an investor wishes to purchase, unless the investor qualifies to purchase shares at a discount or without a sales charge as discussed below. The front-end sales charge for Class II shares is 1% and, unlike Class I shares, does not vary based upon the size of the purchase.


                                                           Total Sales Charge
                                                           As a Percentage of
                                                                                       Amount Allowed to
                                                                     Net Amount   Dealer as a Percentage
Size of Transaction at Offering Price               Offering Price    Invested      of Offering Price*

Class I
Under $100,000..............................            4.50%            4.71%              4.00%
$100,000 but less than $250,000.............            3.75%            3.90%              3.25%
$250,000 but less than $500,000.............            2.25%            2.30%              2.00%
$1,000,000 or more .........................            None**           None               None***
Class II
Under $1,000,000+...........................            1.00%**          1.01%              1.00%

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times reallow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on: (i) certain redemptions of all or a part of an investment of $1 million or more in Class I shares; and (ii) redemptions of Class II shares within 18 months of their purchase. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of payments Distributors may make to securities dealers out of its own resources.

+Purchases of Class II shares are limited to purchases below $1 million. See "Deciding Which Class to Buy."

The offering price for each class will be calculated to two decimal places using standard rounding criteria.

QUANTITY DISCOUNTS IN SALES CHARGES - CLASS I SHARES ONLY

As shown in the table above, the sales charge paid when Class I shares are purchased may be reduced based upon the size of the investors purchase.

Rights of Accumulation. To determine if the investor may pay a reduced sales charge, add the cost or current value, whichever is higher, of the Class I and Class II shares in other Franklin Templeton Funds, as well as those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of the current Class I purchase. To receive the reduction, the investor or investment representative must notify Distributors that the investment qualifies for a discount.

Letter of Intent. Investors may purchase Class I shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by the investor to invest a specified dollar amount during a 13 month period. The amount the investor agrees to invest determines the sales charge paid on Class I shares. The investor or investment representative must inform the Fund that the Letter of Intent is in effect each time shares are purchased.

By completing the Letter of Intent section of the Shareholder Application, an investor acknowledges and agrees to the following:

o The investor authorizes Distributors to reserve five percent (5%) of the amount of the total intended purchase in Class I shares registered in the investors name.

o The investor grants Distributors a security interest in these shares and appoints Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if the terms of the Letter of Intent are not fulfilled by the investor.

o The Fund will include the reserved shares in the total shares owned by the shareholder as reflected on the periodic statements.

o The shareholder will receive dividend and capital gain distributions on the reserved shares; the Fund will pay or reinvest these distributions as the shareholder directs.

o Although shareholders may exchange shares, a shareholder may not liquidate reserved shares until the Letter of Intent is completed or pay the higher sales charge.

o The Fund's policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

For more information about the Letter of Intent privilege, please see the SAI or call the Shareholder Services Department.

Group Purchases. An individual who is a member of a qualified group may purchase Class I shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 3.75%

Distributors define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between the Fund's representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If a payroll deduction plan is selected, investments will continue automatically until the Fund and the investors employer is notified to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The purchase is invested at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

Purchases at Net Asset Value

Investments of money from the following sources may be made in Class I shares of the Fund without paying front-end or contingent deferred sales charges. An investor may also purchase Class II shares without paying front-end or contingent deferred sales charges if the source of the investor's investment proceeds is included in paragraph (i) below:

(i) a distribution that the investor has received from a Franklin Templeton Fund or a real estate investment trust ("REIT") sponsored or advised by Franklin Properties, Inc., if the distribution is returned within 365 days of its payment date. Shareholders may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" above or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) the investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) the redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

Investors may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds in Class I or Class II shares of the Fund at net asset value. To do so, the investor must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money within 365 days of the redemption date. The investor may reinvest up to the total amount of the redemption proceeds under this privilege. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. While the investor will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "Exchange Privilege").

If redemption proceeds are immediately reinvested in a Franklin Bank Certificate of Deposit ("CD") but the investor would like to reinvest them back into the Franklin Templeton Funds as described above, the investor will have 365 days from the date the CD (including any rollover) matures to do so.

If the investor's securities dealer or another financial institution reinvests the money in the Fund at net asset value for the investor, that person or institution may charge a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If the investor has a loss on the redemption, the loss may be disallowed if the investor reinvests in the same fund within a 30-day period. More information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase Class I shares of the Fund at net asset value regardless of the source of the investment proceeds. If the investor or the investor's account is included in one of the categories below, none of the Class I shares purchased will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii) accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of these trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its Manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to the securities dealer in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although such individuals may pay sales charges on investments in accounts opened after the association with either Franklin Templeton Funds or Franklin Templeton Group has ended, investments may continue in accounts opened while the association was in place without paying a sales charge;

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13 month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) group annuity separate accounts offered to retirement plans;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $1 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund under this privilege if they meet the requirements for Designated Retirement Plans and those described under "Group Purchases," above.

Investors who qualify to buy shares at net asset value as discussed in this section should specify in writing that the privilege applies to the purchase and include that written statement with the purchase order. The Fund will not be responsible for purchases that are not made at net asset value if this written statement is not included with the investor's order.

For more information, please see the SAI.

How To Buy Shares in Connection with  Tax-Deferred Retirement Plans

An investor's individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. An investor may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, the investor may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an investor must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236).

Please see "How To Sell Shares of the Fund" for information regarding redemptions from retirement plan accounts. Specific forms must be completed in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors about investment decisions within their plans.

General

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for Class I purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the purchase price to securities dealers who initiate and are responsible for Class I purchases made at net asset value by any of the entities described in paragraphs
(ix), (xi) or (xii) under "Purchases at Net Asset Value" above. These payments may not be made to securities dealers or others in connection with the sale of Fund shares if the payments might be used to offset administration or recordkeeping costs for retirement plans or circumstances suggest that plan sponsors or administrators might use or otherwise allow the use of Rule 12b-1 fees to offset such costs. Please see the SAI for the breakpoints applicable to these purchases.

For Class II purchases, either Distributors or one of its affiliates may pay securities dealers, out of its own resources, up to 1% of the purchase price. To partially recoup these payments, Distributors will keep part of the Rule 12b-1 fees assessed to the shares during the first year following their purchase.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the U.S. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see the SAI. The SAI also includes a listing of the officers and trustees of the Fund who are affiliated with Distributors. See "Officers and Trustees."

OTHER PROGRAMS AND PRIVILEGES AVAILABLE TO FUND SHAREHOLDERS

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of the investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to each shareholder annually to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, an investor may arrange to have money transferred automatically from their checking account to the Fund each month to buy additional shares. Investors interested in this program should refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact an investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. A shareholder may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows shareholders to receive regular payments from their accounts on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of the shareholder's account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. Investors who would like to establish a Systematic Withdrawal Plan should complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how they would like to receive their payments. Payments may be received in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - Shareholders may direct payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - Shareholders may choose to receive payments in cash. Shareholders may have the money sent directly to them, to another person, or to a checking account. Shareholders who choose to have the money sent to a checking account should see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once a plan is established, any distributions paid by the Fund will be automatically reinvested in the shareholder's account. Payments under the plan will be made from the redemption of an equivalent amount of shares in the account, generally on the first business day of the month in which a payment is scheduled. Shareholders will generally receive payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in a shareholder's account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of the shareholder's account, the account will be closed and the remaining balance in the account will be sent to the shareholder.

Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of investment.

While a Systematic Withdrawal Plan is in effect, shares must be held either in plan balance or, where share certificates are outstanding, deposited with the Fund. Additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan should ordinarily not be made because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How to Sell Shares of the Fund."

A shareholder may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying the shareholder in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in the account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

Shareholders may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this option is chosen, the investor should allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on the account.

Institutional Accounts

There may be additional methods of buying, selling or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for the same class of shares of another Franklin Templeton Fund eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

Exchanges may be made in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

SHAREHOLDERS, OR THEIR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF THE SHAREHOLDER DOES NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, THE FUND OR INVESTOR SERVICES SHOULD BE NOTIFIED.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The Telephone Exchange Privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the Telephone Exchange Privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were originally purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How to Buy Shares of the Fund." Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference unless the shares were held in the Fund for at least six months prior to executing the exchange.

When an investor requests the exchange of the total value of the Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

EXCHANGES OF CLASS I SHARES

The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

EXCHANGES OF CLASS II SHARES

When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may Class II shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age for purposes of calculating the contingent deferred sales charge, because they continue to be subject to Rule 12b-1 fees. The contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Market Timers

Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern. Market Timers will be charged a $5.00 administrative service fee for each exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Market Timers.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Market Timer group or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered by Market Timers, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Market Timers, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. The purchase side of an exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated in "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.

TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

CONVERSION RIGHTS

It is not presently anticipated that Class II shares will be convertible to Class I shares. A shareholder may, however, sell the Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW TO SELL SHARES OF THE FUND

A shareholder may at any time sell (redeem) shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange ("Exchange") (generally 1:00 p.m. Pacific time), each day that the Exchange is open for trading. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

When shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees, and
(2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

BY TELEPHONE

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities that qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: specified net asset value purchases discussed under "How to Buy Shares of the Fund - Purchases at Net Asset Value"; exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

OTHER INFORMATION

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, a shareholder or securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

TELEPHONE TRANSACTIONS

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

VALUATION OF FUND SHARES

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).

The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sales price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of the trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW TO GET INFORMATION REGARDING  AN INVESTMENT IN THE FUND

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling TeleFACTS(R) (Franklin Templeton's automated customer servicing system), at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information are 192 and 292, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following list of the various Franklin departments, telephone numbers and hours of operation is provided.

                                           Hours of Operation (Pacific time)
Department Name          Telephone No.            (Monday through Friday)
Shareholder Services     1-800/632-2301            5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040            5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN            5:30 a.m. to 8:00 p.m.
                                                   8:30 a.m. to 5:00 p.m.
                                                         (Saturday)
Retirement Plans         1-800/527-2020            5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637            5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.

Current yield for each class, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' performance may be in any future period.

Because Class II shares were not offered prior to May 1, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data will be available.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends April 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

ORGANIZATION AND VOTING RIGHTS

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.01 per share, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Currently the Trust issues Class I and Class II shares of the Fund, its only series. Additional series or classes of shares may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting of the Fund for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Shares of each class of the Fund represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Trust for matters that affect the Trust as a whole. For matters that only affect a certain class of a Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares of a Fund will vote separately on matters (1) affecting only that class of such Fund, (2) expressly required to be voted on separately by class by state business trust law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares of the Fund requires shareholder approval, only Class I shareholders of the Fund may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II of the Fund may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

ACCOUNT REGISTRATIONS

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling the Fund Information Department.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

PORTFOLIO OPERATIONS

The team responsible for the day-to-day management of the Fund's portfolio since its inception is Matt Avery and Tom Branch.

Matt Avery
Portfolio Manager
Franklin Advisers, Inc.

Mr. Avery manages the Fund's portfolio and manages other funds for which Advisers serves as investment manager. Mr. Avery received a Master's degree in Business Administration from University of California, Los Angeles Graduate School of Management and a Bachelor of Science degree in Industrial Engineering from Stanford University. Mr. Avery joined Franklin in 1987.

Tom Branch
Portfolio Manager
Franklin Advisers, Inc.

Mr. Branch received a Bachelor of Science degree in Business Administration with a concentration in Finance from California Polytechnic State University, San Luis Obispo. Mr. Branch joined Franklin in July, 1993.

APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.